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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-44750 of Eprise Corporation on Form S-8 of our report dated January 23, 2001, appearing in the Annual Report on Form 10-K of Eprise Corporation for the year ended December 31, 2000.


/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 30, 2001